Crown Home Equity Loan Trust 1996-1
Information Relating to the Certificates (page 1 of 2)


Transaction Summary (a), (b)

---------------- -------------- ------------ ------------ ------------- ------------- ------------ -----------------
                                                           Estimated     Estimated     Estimated
                                              Estimated     Modified     Principal     Principal       Expected
                  Approximate                    WAL        Duration      Lockout       Window         Ratings
  Certificate        Size         Coupon       (years)      (years)       (months)     (months)     (Moody's/S&P)
---------------- -------------- ------------ ------------ ------------- ------------- ------------ -----------------
Class A-1         $ 51,370,000     Fixed          1.00          0.94          none           23         Aaa/AAA (b)
Class A-2         $ 44,250,000     Fixed          3.00          2.63            22           31         Aaa/AAA (b)
Class A-3         $ 13,600,000     Fixed          5.00          4.10            52           16         Aaa/AAA (b)
Class A-4         $ 19,900,000     Fixed          7.00          5.32            67           37         Aaa/AAA (b)
Class A-5         $ 16,380,000     Fixed         11.49          7.45           103           85         Aaa/AAA (b)
---------------- -------------- ------------ ------------ ------------- ------------- ------------ -----------------

Notes:   (a)      100% Prepayment Assumption: 4.0% CPR in month 1, and an
                  additional 1.07143% (or 15/14ths) per annum in each month thereafter until month 15. On and after month 15, 19% CPR.

         (b)      MBIA surety bond.



Class A-1 (to maturity)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%      9.50%      14.25%     19.00%      23.75%      28.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                         4.94       1.58        1.21       1.00        0.86        0.77
Modified Duration (years)                    3.93       1.44        1.12       0.94        0.81        0.73
First Principal Payment                  12/26/96   12/26/96    12/26/96   12/26/96    12/26/96    12/26/96
Last Principal Payment                    3/25/06    2/25/00     4/25/99   10/25/98     6/25/98     4/25/98
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     112         39          29         23          19          17
Yield (30/360)                             6.449%     6.263%      6.179%     6.103%      6.034%      5.971%
------------------------------------------------------------------------------------------------------------




Class A-2 (to maturity)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%      9.50%      14.25%     19.00%      23.75%      28.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        12.21       5.16        3.81       3.00        2.47        2.10
Modified Duration (years)                    8.11       4.22        3.25       2.63        2.21        1.90
First Principal Payment                   3/25/06    2/25/00     4/25/99   10/25/98     6/25/98     4/25/98
Last Principal Payment                    6/25/11    5/25/04     6/25/02    4/25/01     6/25/00    11/25/99
Principal Lockout (months)                    111         38          28         22          18          16
Principal Window (months)                      64         52          39         31          25          20
Yield (30/360)                             6.680%     6.632%      6.602%     6.571%      6.540%      6.509%
------------------------------------------------------------------------------------------------------------


                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Crown Home Equity Loan Trust 1996-1
Information Relating to the Certificates (page 2 of 2)


Class A-3 (to maturity)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%      9.50%      14.25%     19.00%      23.75%      28.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.60       8.42        6.34       5.00        4.09        3.45
Modified Duration (years)                    8.92       6.19        4.98       4.10        3.46        2.97
First Principal Payment                   6/25/11    5/25/04     6/25/02    4/25/01     6/25/00    11/25/99
Last Principal Payment                    6/25/11    4/25/06     1/25/04    7/25/02     7/25/01    10/25/00
Principal Lockout (months)                    174         89          66         52          42          35
Principal Window (months)                       1         24          20         16          14          12
Yield (30/360)                             6.992%     6.971%      6.954%     6.935%      6.915%      6.895%
------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%      9.50%      14.25%     19.00%      23.75%      28.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.68      11.34        8.77       7.00        5.75        4.83
Modified Duration (years)                    8.82       7.51        6.30       5.32        4.56        3.95
First Principal Payment                   6/25/11    4/25/06     1/25/04    7/25/02     7/25/01    10/25/00
Last Principal Payment                    8/25/12    5/25/10     8/25/07    7/25/05     1/25/04    11/25/02
Principal Lockout (months)                    174        112          85         67          55          46
Principal Window (months)                      15         50          44         37          31          26
Yield (30/360)                             7.237%     7.228%      7.216%     7.203%      7.189%      7.173%
------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%      9.50%      14.25%     19.00%      23.75%      28.50%
------------------------------------------------------------------------------------------------------------


Average Life (years)                        18.72      15.14       13.39      11.49        9.79        8.33
Modified Duration (years)                    9.82       8.82        8.21       7.45        6.68        5.96
First Principal Payment                   8/25/12    5/25/10     8/25/07    7/25/05     1/25/04    11/25/02
Last Principal Payment                   12/25/17   10/25/16     1/25/15    7/25/12     6/25/11     8/25/10
Principal Lockout (months)                    188        161         128        103          85          71
Principal Window (months)                      65         78          90         85          90          94
Yield (30/360)                             7.469%     7.464%      7.461%     7.455%      7.448%      7.440%
------------------------------------------------------------------------------------------------------------


*** Class A-5 (to 5% call)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%      9.50%      14.25%     19.00%      23.75%      28.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        18.38      14.47       13.07      10.78        8.97        7.60
Modified Duration (years)                    9.75       8.62        8.11       7.18        6.34        5.62
First Principal Payment                   8/25/12    5/25/10     8/25/07    7/25/05     1/25/04    11/25/02
Last Principal Payment                    4/25/16    6/25/11     1/25/11    9/25/08    10/25/06     4/25/05
Principal Lockout (months)                    188        161         128        103          85          71
Principal Window (months)                      45         14          42         39          34          30
Yield (30/360)                             7.469%     7.463%      7.460%     7.453%      7.445%      7.435%
------------------------------------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Crown Home Equity Loan Trust 1996-1
Information Relating to the Collateral


                         Fixed Rate Home Equity Loans
  Preliminary characteristics of the Initial Home Equity Loans as of 11/1/96


Total Outstanding Loan Balance: .....................   $131,093,678

Total Number of Loans: ..............................          3,413

       Balloon (% of Total): ........................          32.98%

       Level Pay (% of Total): ......................          67.02%

Average Loan Principal Balance: .....................        $38,410    ($76 to $246,138)

Weighted Average CLTV: ..............................          75.64%   (5.00% to 100.00%)

% of Pool with CLTVs greater or equal to 85%: .......          21.99%

Weighted Average Coupon: ............................          10.63%   (5.00% to 16.60%)

Weighted Average Remaining Term to Maturity (months):            191    (11 to 360)

Weighted Average Seasoning (months): ................              4    (0 to 156)

Weighted Average Original Term (months): ............            195    (48 to 360)

Range of Original Terms:                                         Level Pay                            Balloons
                                                         ------------------------------      ---------------------------
                                                            0 - 120:          5.58%                 0 - 120:       0.19%
                                                          121 - 180:         36.72%               121 - 180:      32.74%
                                                          181 - 240:         20.97%               181 - 240:       0.04%
                                                          241 - 300:          0.03%
                                                          301 - 360:          3.72%

Lien Position:                           1st Lien:            69.56%
                                         2nd Lien:            30.44%

Property Type:
                                   Single Family:             96.51%
                                  Manufactured Housing:        2.40%
                               Condominium / Townhouse:        0.99%
                                    Two to Four Family:        0.09%



                                                                                  States
                                                                   -----------------------------------
Geographic Distribution:                                                FL:                69.29%
(states not listed individually
  account for less than 5.00% of the Pool Balance                       CO:                11.36%
                                                                        NC:                 7.65%


Credit Quality:                                                         A+:                  36%
(per CROWN's guidelines)                                                A:                   28%
                                                                        B:                   27%
                                                                        C:                    7%
                                                                        D:                    2%

--------------------------------------------------------------------------------
The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement.
--------------------------------------------------------------------------------